Exhibit 35.1


                                                           [LOGO] IndymacBank(R)


                    REG AB 1123 Statement of Compliance
                    -----------------------------------

I am an authorized officer for IndyMac Bank, F.S.B., the servicer for the transactions listed on the attached schedule and I certify:

a) A review of IndyMac Bank's activities during the reporting period and of its performance under the applicable servicing agreement has been made under my supervision.

b) To the best of my knowledge, based on such review, except as set forth below IndyMac Bank has fulfilled all of its obligations under the agreement in all material respects throughout the reporting period.


                           By: /s/ Robert M. Abramian
                               -------------------------------------------------
                               Robert M. Abramian
                               First Vice President
                               Home Loans Servicing
                               Investor Reporting
                               Indymac Bank


                           By: /s/ Bart Vincent
                               -------------------------------------------------
                               Bart Vincent
                               SVP, CFO - Home Loan Servicing
                               HLS Finance
                               Indymac Bank


Prepared for:  Deutsche Bank

Date:          February 29, 2008

Ref:           Exhibit A


                                                                     www.imb.com

                   155 North Lake Avenue, Pasadena, CA 91101  Toll: 800.669.2300

                                                           [LOGO] IndymacBanc(R)

                                    Exhibit A
                                    ---------

BCAP 2007-AA1 02/27/07                     4127
IMJA 2007-A1 6/28/07                       6063
IMJA 2007-A2 CREDIT SUISSE 8/30/07         6072
IMJA 2007-A3 CREDIT SUISSE 9/25/07         6073
IMJA 2007-A4 (CREDIT SUISSE) 12/28/07      6077
IMSC 2007-AR1 6/28/07                      6061
IMSC 2007-AR2 CONDUIT (GS) 7/30/07         6066
IMSC 2007-F1 CREDIT SUISSE 5/29/07         6048
IMSC 2007-F2 6/28/07                       6062
IMSC 2007-F3 CREDIT SUISSE 8/30/07         6071
IMSC 2007-HOA-1 UBS 6/29/07                6059
INABS 2006-A 02-09-06                       651
INABS 2006-B 03/14/06                       661
INABS 2006-C REMIC 6/15/06                  677
INABS 2006-D (UBS) 09/13/06                 683
INABS 2006-E LEHMAN 12/8/06                6018
INABS 2007-A UBS 3/13/07                   6031
INABS 2007-B LEHMAN 6/12/07                6053
INDA 2006-1 (DBSI) 6/29/26                  686
INDA 2006-AR2 8/30/06                       699
INDA 2006-AR3 (GS) 10/30/06                6007
INDA 2007-AR1 (CSFB) 01/30/07              6027
INDA 2007-AR2 MORGAN STANLEY 4/27/07       6042
INDA 2007-AR3 MERRILL LYNCH 5/30/07        6050
INDA 2007-AR4 6/27/07                      6056
INDA 2007-AR5 MERRILL LYNCH 7/30/07        6067
INDA 2007-AR6 MERRILL LYNCH 8/30/07        6070
INDA 2007-AR7 CREDIT SUISSE 9/27/07        6075
INDA 2007-AR8 11/29/07                     6074
INDA 2007-AR9 12/27/07                     6076
INDB 2006-1 (6-29-06)                       690


                                                                     www.imb.com

                   155 North Lake Avenue, Pasadena, CA 91101  Toll: 800.669.2300

                                                           [LOGO] IndymacBanc(R)

                                    Exhibit A
                                    ---------

INDS 2006-1 SETTLED 04/27/06                671
INDS 2006-2B UBS/BS 9/18/06                 687
INDS 2006-3 (UBS) SECONDS 12/7/06          6017
INDS 2006-A CES (UBS) 5/22/06               679
INDS 2007-1 UBS 2/14/07                    6030
INDS 2007-2 UBS 3/22/07                    6024
INDX 2006 AR11 (BS) 4-27-06                 673
INDX 2006-AR12 (ML) 7/27/06                 696
INDX 2006-AR13 (5-30-06)                    674
INDX 2006-AR14 (LEHMAN) 10/31/06           6009
INDX 2006-AR15 SETTLED 5/30/06              680
INDX 2006-AR-19 (6-29-06)                   688
INDX 200S-AR2 02/28/2006                    659
INDX 2006-AR21 (DBSI) 6/28/06               685
INDX 2006-AR23 DB 7/28/06                   695
INDX 2006-AR25 (MS) 7/28/06                 697
INDX 2006-AR27 DB 8/30/06                  6001
INDX 2006-AR29(JP MORGAN) 09/28/06         6011
INDX 2006-AR3 02/28/2006                    660
INDX 2006-AR31(ML) 09/27/06                6004
INDX 2006-AR33 CREDIT SUISSE 11/29/06      6015
INDX 2006-AR35 RBS GREENWICH 11/29/06      6014
INDX 2006-AR37(CREDIT SUISSE) 12/28/06     6021
INDX 2006-AR39 (BOA) 12/28/06              6020
INDX 2006-AR4 03/31/06                      665
INDX 2006-AR41 (CREDIT SUISSE) 12/27/06    6023
INDX 2006-AR5 03/30/06                      666
INDX 2006-AR6 04/28/06                      672
INDX 2006-AR7 03/30/06                      667
INDX 2006-AR8 (5-31-2006)                   676
INDX 2006-AR9 SETTLED 04/27/06              669
INDX 2006-FLX1 (DB) 09/28/06               6012
INDX 2007-AR1 02/27/07                     6032


                                                                     www.imb.com

                   155 North Lake Avenue, Pasadena, CA 91101  Toll: 800.669.2300

                                                           [LOGO] IndymacBanc(R)

                                    Exhibit A
                                    ---------

INDX 2007-AR11 HSBC 4/27/07                6046
INDX 2007-AR13 HSBC 5/30/07                6051
INDX 2007-AR15 6/28/07                     6060
INDX 2007-AR17 BEAR STERNS 6/27/07         6064
INDX 2007-AR19 CREDIT SUISSE 7/30/07       6069
INDX 2007-AR21IP 11/05/07                  6054
INDX 2007-AR5 3/29/07                      6038
INDX 2007-AR7 CITI 4/27/07                 6044
INDX 2007-AR9 CREDIT SUISSE 4/27/07        6045
INDX 2007-FLX1 (GS)                        6029
INDX 2007-FLX2 02/28/07                    6033
INDX 2007-FLX3 4/27/07                     6043
JNDX 2007-FLX4 MERRILL LYNCH 5/30/07       6049
INDX 2007-FLX5 MERRILL 6/27/07             6057
INDX 2007-FLX6 MERRILL LYNCH 7/30/07       6068
LOT LOAN 2006-L1 03-24-06                   662
LOT LOAN 2006-L2 (BS) 06/15/06              678
LOT LOAN 2006-L3 (LB) 09/22/06             6002
LOT LOAN 2007-L1 3/27/07                   6037
LOT LOANS 2006-L4 12/21/06                 6019
RAST 2006-A6 (5-30-2006)                    675
RAST 2006 A5CB (LB)                         670
RAST 2006-A1 02/27/2006                     652
RAST 2006-A10 GS 7/27/06                    694
RAST 2006-A11 8/29/06                       698
RAST 2006-A12(BS) 09/27/06                 6003
RAST 2006-A13(CITI) 10/27/06               6006
RAST 2006-A14 CB (GREENWICH) 11/3/06       6008
RAST 2006-A15 COUNTRYWIDE 11/28/06         6013
RAST 2006-A16(LB) 12/28/06                 6022
RAST 2006-A2 03/30/06                       663
RAST 2006-A3 03/30/06                       668
RAST 2006-A4 03/30/06                       664


                                                                     www.imb.com

                   155 North Lake Avenue, Pasadena, CA 91101  Toll: 800.669.2300

                                                           [LOGO] IndymacBanc(R)

                                    Exhibit A
                                    ---------

RAST 2006-A7 CB SETTLED 5/30/06             681
RAST 2006-A8 (CSFB) 6/28/06                 684
RAST 2006-A9CB ML 7/27/06                   693
RAST 2007-A1 (HSBC) 1/30/07                6028
RAST 2007-A2 HSBC 2/27/07                  6034
RAST 2007-A3 LEHMAN 2/27/07                6035
RAST 2007-A5 CITIGROUP/UBS 3/29/07         6040
RAST 2007-A6 HSBC 4/30/07                  6047
RAST 2007-A7 MERRILL LYNCH 5/30/07         6052
RAST 2007-A8 BEAR STERNS 6/29/07           6058
RAST 2007-A9 MERRILL LYNCH 7/26/07         6065


                                                                     www.imb.com

                   155 North Lake Avenue, Pasadena, CA 91101  Toll: 800.669.2300